UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02527

DWS Money Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	7/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

JULY 31, 2013 Annual Report to Shareholders

DWS Money Market Prime Series

Contents
4 Letter to Shareholders
5 Portfolio Management Review
8 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
26 Notes to Financial Statements
34 Report of Independent Registered Public Accounting Firm
35 Information About Your Fund's Expenses
37 Tax Information
38 Other Information
39 Summary of Management Fee Evaluation by Independent Fee Consultant
43 Board Members and Officers
48 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund. See the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. Accordingly, U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Douglas Beck, CFA President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the fund's most recent month-end performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Yields fluctuate and are not guaranteed.

Investment Strategy The fund seeks a high level of current income consistent with liquidity and the preservation of capital.

In the last months of 2012, market turbulence spurred by uncertainty over European financial conditions was gradually calmed by the actions of the European Central Bank (ECB), as the ECB lowered its interest rate for bank reserves and the Bank's president stated that it would do "whatever it takes" to preserve the euro. In December 2012, the U.S. Federal Reserve Board (the Fed) altered its guidance regarding rate levels, stating that it would maintain short-term interest rates near zero until U.S. unemployment dropped below 6.5%, and as long as inflation levels did not exceed 2.5%. In the first quarter of 2013, the European situation remained relatively stable until a banking crisis in Cyprus reached the boiling point; the crisis was resolved after it was agreed that large uninsured depositors in Cyprus' banks would suffer substantial losses. Meanwhile, the U.S. economy was boosted by higher housing prices and steady, if unspectacular, employment gains. In late May 2013, equity and longer-term fixed-income investors were temporarily rattled by hints from the Fed that it could begin to taper its monthly asset purchases toward the end of this year. In the money market area, we have seen a continued supply/demand imbalance, including a significant reduction in the supply of Treasury money market securities due to the shrinking federal budget deficit.

Positive Contributors to Fund Performance

During the past 12 months ended July 31, 2013, we continued to hold a large percentage of portfolio assets in short-maturity instruments for yield, high-quality and liquidity purposes. We also maintained a conservative average maturity, with fund assets broadly diversified among a number of sectors, including banks, asset-backed commercial paper, corporate issues, and sovereign debt. In addition, we focused on favorable geographical areas for money market investment, such as Canada, Australia, Scandinavia, the United States and Japan.

Negative Contributors to Fund Performance

The types of securities invested in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Fund Performance (as of July 31, 2013)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

DWS Money Market Prime Series	7-Day Current Yield
DWS Cash Investment Trust Class A	.01%
DWS Cash Investment Trust Class B	.01%
DWS Cash Investment Trust Class C	.01%
DWS Cash Investment Trust Class S	.01%
DWS Money Market Fund	.01%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at www.dws-investments.com.

Outlook and Positioning

We look for steady but somewhat limited growth for the U.S. economy over the remainder of this year. Within the money markets, we expect the current balance of tight supply and heavy demand to persist for the foreseeable future, and to put downward pressure on money market rates.

"In the money market area, we have seen a continued supply/demand imbalance, including a significant reduction in the supply of Treasury money market securities due to the shrinking federal budget deficit."

We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek a competitive yield for our shareholders.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Asset-backed securities are secured by a specified pool of underlying assets (such as a loan or accounts receivable originated by banks).

Commercial paper is an unsecured debt instrument that is issued by a corporation, typically for the purpose of financing inventories or other short-term liabilities.

Sovereign debt is debt that is issued by a national government.

Investment Portfolio as of July 31, 2013
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 12.2%
Banco del Estado de Chile, 0.27%, 11/14/2013	5,000,000	5,000,000
Bank of Nova Scotia, 0.27%, 12/11/2013	7,800,000	7,800,569
China Construction Bank Corp., 0.39%, 8/28/2013	10,000,000	10,000,000
DnB Bank ASA:
0.19%, 10/3/2013	12,000,000	12,000,000
0.2%, 11/15/2013	6,000,000	6,000,000
0.23%, 11/20/2013	12,000,000	12,000,000
DZ Bank AG:
0.19%, 10/1/2013	5,000,000	5,000,000
0.21%, 8/2/2013	10,000,000	10,000,000
Industrial & Commercial Bank of China:
0.4%, 8/9/2013	5,000,000	5,000,000
0.4%, 8/28/2013	27,000,000	27,000,000
0.4%, 9/6/2013	9,500,000	9,500,000
International Business Machines Corp., 1.25%, 5/12/2014	5,225,000	5,264,672
Kreditanstalt Fuer Wiederaufbau, 0.22%, 4/11/2014	10,000,000	9,997,425
Mitsubishi UFJ Trust & Banking Corp., 0.22%, 10/25/2013	5,000,000	5,000,000
Mizuho Corporate Bank Ltd.:
0.22%, 10/11/2013	10,000,000	10,000,000
0.23%, 9/9/2013	5,501,000	5,501,000
0.24%, 8/9/2013	9,000,000	9,000,000
Nordea Bank Finland PLC:
0.25%, 9/9/2013	10,000,000	10,000,000
0.25%, 1/6/2014	12,500,000	12,500,000
Norinchukin Bank:
0.23%, 10/11/2013	7,000,000	7,000,000
0.24%, 8/9/2013	3,000,000	3,000,000
Rabobank Nederland NV:
0.27%, 9/9/2013	5,000,000	5,000,000
0.405%, 1/8/2014	6,000,000	6,003,584
Sumitomo Mitsui Banking Corp., 0.24%, 8/23/2013	3,000,000	3,000,000
Svenska Handelsbanken AB, 0.255%, 9/26/2013	9,000,000	9,000,070
Total Certificates of Deposit and Bank Notes (Cost $209,567,320)		209,567,320

Collateralized Mortgage Obligation 0.6%
Resimac MBS Trust, "A1B", Series 2012-1, 0.475%*, 6/7/2014 (Cost $10,000,000)	10,000,000	10,000,000

Commercial Paper 38.4%
Issued at Discount** 35.2%
ASB Finance Ltd., 0.25%, 12/17/2013	6,000,000	5,994,250
Barclays Bank PLC, 0.06%, 8/26/2013	5,000,000	4,999,444
Bedford Row Funding Corp.:
144A, 0.3%, 4/22/2014	4,000,000	3,991,200
144A, 0.39%, 10/21/2013	3,700,000	3,696,753
144A, 0.42%, 1/3/2014	3,700,000	3,693,309
Caisse Centrale Desjardins du Quebec:
0.15%, 8/23/2013	12,500,000	12,498,854
0.205%, 8/19/2013	10,000,000	9,998,975
Caisse d'Amortissement de la Dette Sociale, 0.27%, 8/6/2013	4,000,000	3,999,850
Caisse des Depots et Consignations:
144A, 0.21%, 10/17/2013	10,000,000	9,995,508
144A, 0.22%, 9/5/2013	4,000,000	3,999,145
144A, 0.25%, 12/3/2013	8,000,000	7,993,111
144A, 0.255%, 12/13/2013	10,000,000	9,990,508
144A, 0.26%, 9/27/2013	5,500,000	5,497,736
144A, 0.275%, 10/9/2013	8,500,000	8,495,520
Colgate-Palmolive Co., 0.05%, 8/6/2013	12,000,000	11,999,917
Collateralized Commercial Paper Co., LLC, 0.24%, 8/6/2013	12,500,000	12,499,583
Collateralized Commercial Paper II Co., LLC:
144A, 0.22%, 11/8/2013	10,000,000	9,993,950
144A, 0.225%, 9/16/2013	10,200,000	10,197,068
144A, 0.225%, 9/17/2013	12,500,000	12,496,328
144A, 0.225%, 10/3/2013	15,000,000	14,994,094
DBS Bank Ltd.:
144A, 0.25%, 9/12/2013	5,000,000	4,998,542
144A, 0.26%, 10/4/2013	5,000,000	4,997,689
Dexia Credit Local:
0.35%, 12/2/2013	7,500,000	7,491,031
0.35%, 12/3/2013	10,000,000	9,987,945
Erste Abwicklungsanstalt:
0.2%, 10/30/2013	10,000,000	9,995,000
0.24%, 8/1/2013	4,000,000	4,000,000
0.43%, 8/13/2013	5,000,000	4,999,283
General Electric Capital Corp.:
0.24%, 1/8/2014	9,700,000	9,689,653
0.24%, 1/14/2014	10,000,000	9,988,933
Gotham Funding Corp., 144A, 0.16%, 8/7/2013	25,000,000	24,999,333
Kells Funding LLC:
144A, 0.13%, 8/1/2013	15,000,000	15,000,000
144A, 0.17%, 8/27/2013	15,000,000	14,998,158
144A, 0.22%, 9/18/2013	5,000,000	4,998,533
144A, 0.25%, 9/17/2013	5,000,000	4,998,368
144A, 0.25%, 9/20/2013	6,000,000	5,997,917
144A, 0.25%, 10/3/2013	3,000,000	2,998,688
144A, 0.255%, 12/2/2013	5,000,000	4,995,644
144A, 0.26%, 8/15/2013	3,000,000	2,999,697
144A, 0.26%, 8/19/2013	5,000,000	4,999,350
144A, 0.26%, 8/27/2013	4,500,000	4,499,155
Kreditanstalt Fuer Wiederaufbau:
144A, 0.17%, 10/30/2013	12,000,000	11,994,900
144A, 0.19%, 8/20/2013	12,000,000	11,998,797
LMA Americas LLC, 144A, 0.2%, 8/29/2013	11,000,000	10,998,289
Macquarie Bank Ltd., 144A, 0.25%, 8/30/2013	3,984,000	3,983,198
Matchpoint Master Trust:
0.17%, 8/12/2013	18,000,000	17,999,065
0.17%, 8/19/2013	5,000,000	4,999,575
0.19%, 8/16/2013	5,000,000	4,999,604
Natixis U.S. Finance Co., LLC, 0.11%, 8/1/2013	34,000,000	34,000,000
Nederlandse Waterschapsbank NV, 0.2%, 10/7/2013	5,000,000	4,998,139
Nestle Finance International Ltd., 0.2%, 9/16/2013	10,000,000	9,997,445
Nissan Motor Acceptance Corp., 0.3%, 8/5/2013	5,000,000	4,999,833
Nordea North America, Inc.:
0.24%, 11/8/2013	10,000,000	9,993,400
0.255%, 1/14/2014	13,250,000	13,234,420
0.26%, 8/26/2013	5,000,000	4,999,097
Oversea-Chinese Banking Corp., Ltd., 0.17%, 8/1/2013	20,000,000	20,000,000
Scaldis Capital LLC, 0.199%, 8/12/2013	21,000,000	20,998,717
Skandinaviska Enskilda Banken AB, 0.235%, 10/3/2013	8,500,000	8,496,504
Standard Chartered Bank:
0.22%, 11/4/2013	10,000,000	9,994,195
0.24%, 11/18/2013	22,500,000	22,483,650
0.24%, 11/21/2013	12,000,000	11,991,040
Swedbank AB:
0.23%, 11/4/2013	12,500,000	12,492,413
0.23%, 11/5/2013	6,000,000	5,996,320
UOB Funding LLC, 0.25%, 8/26/2013	8,500,000	8,498,524
Victory Receivables Corp., 144A, 0.19%, 9/9/2013	12,000,000	11,997,530
		606,802,677
Issued at Par* 3.2%
ASB Finance Ltd., 144A, 0.403%, 9/4/2013	8,000,000	8,000,000
Atlantic Asset Securitization LLC:
144A, 0.216%, 2/11/2014	9,000,000	8,999,597
144A, 0.254%, 10/4/2013	4,000,000	4,000,000
Australia & New Zealand Banking Group Ltd., 144A, 0.3%, 12/6/2013	4,000,000	4,000,000
BNZ International Funding Ltd., 144A, 0.344%, 10/23/2013	4,000,000	4,000,000
Kells Funding LLC:
144A, 0.252%, 11/12/2013	7,000,000	7,000,000
144A, 0.291%, 10/21/2013	4,000,000	4,000,007
Westpac Banking Corp.:
144A, 0.285%, 9/3/2013	5,000,000	5,000,000
144A, 0.31%, 11/29/2013	11,000,000	11,000,000
		55,999,604
Total Commercial Paper (Cost $662,802,281)		662,802,281

Short-Term Notes* 10.1%
Australia & New Zealand Banking Group Ltd., 144A, 0.326%, 5/12/2014	8,000,000	8,000,000
Bank of Nova Scotia:
0.21%, 8/9/2013	8,500,000	8,500,000
0.26%, 1/10/2014	8,000,000	8,000,000
0.404%, 7/24/2014	8,000,000	8,000,000
Canadian Imperial Bank of Commerce, 0.29%, 5/16/2014	12,150,000	12,150,000
Commonwealth Bank of Australia, 144A, 0.25%, 6/11/2014	11,500,000	11,500,000
JPMorgan Chase Bank NA, 0.346%, 4/22/2019	10,000,000	10,000,000
Kommunalbanken AS, 144A, 0.16%, 2/26/2014	8,000,000	8,000,000
National Australia Bank Ltd., 0.274%, 8/13/2013	9,500,000	9,500,000
Rabobank Nederland NV:
0.304%, 7/23/2014	10,000,000	10,000,000
0.31%, 5/8/2014	5,500,000	5,500,000
0.335%, 1/27/2014	10,000,000	10,000,000
144A, 0.484%, 8/16/2014	12,000,000	12,000,000
Royal Bank of Canada, 0.31%, 2/28/2014	9,000,000	9,000,000
Svensk Exportkredit AB, 144A, 0.18%, 6/17/2014	8,400,000	8,400,000
Wells Fargo Bank NA, 0.181%, 11/22/2013	12,000,000	12,000,000
Westpac Banking Corp.:
0.284%, 5/9/2014	7,000,000	7,000,000
0.31%, 11/15/2013	10,000,000	10,000,000
0.452%, 8/9/2013	7,500,000	7,500,000
Total Short-Term Notes (Cost $175,050,000)		175,050,000

Government & Agency Obligations 11.0%
Other Government Related (a) 1.6%
European Investment Bank, 3.0%, 4/8/2014	5,000,000	5,093,313
International Bank for Reconstruction & Development, 0.116%**, 8/23/2013	22,500,000	22,498,350
		27,591,663
U.S. Government Sponsored Agencies 6.6%
Federal Farm Credit Bank, 0.22%*, 10/29/2014	4,000,000	4,000,763
Federal Home Loan Bank:
0.125%, 3/27/2014	6,250,000	6,247,677
0.17%*, 11/8/2013	3,500,000	3,499,622
0.18%, 3/7/2014	5,500,000	5,499,836
0.5%, 8/28/2013	7,000,000	7,001,542
Federal Home Loan Mortgage Corp.:
0.099%**, 12/20/2013	4,000,000	3,998,433
0.1%**, 12/17/2013	10,000,000	9,996,167
0.109%**, 11/19/2013	6,000,000	5,997,983
0.109%**, 1/22/2014	7,500,000	7,496,013
0.116%**, 8/26/2013	10,000,000	9,999,167
0.13%**, 8/13/2013	10,000,000	9,999,533
Federal National Mortgage Association:
0.119%**, 2/24/2014	10,000,000	9,993,100
0.146%**, 9/3/2013	25,000,000	24,996,563
0.147%**, 9/16/2013	5,500,000	5,498,946
		114,225,345
U.S. Treasury Obligations 2.8%
U.S. Treasury Bill, 0.177%**, 10/17/2013	18,865,000	18,857,838
U.S. Treasury Notes:
0.5%, 10/15/2013	12,000,000	12,007,777
0.5%, 11/15/2013	5,500,000	5,505,527
2.25%, 5/31/2014	4,400,000	4,476,290
4.0%, 2/15/2014	7,000,000	7,144,800
		47,992,232
Total Government & Agency Obligations (Cost $189,809,240)		189,809,240

Time Deposits 6.6%
BNP Paribas, 0.06%, 8/1/2013	32,500,000	32,500,000
Citibank NA, 0.09%, 8/1/2013	50,000,000	50,000,000
Credit Agricole Corporate & Investment Bank, 0.1%, 8/1/2013	13,000,000	13,000,000
National Australia Bank Ltd., 0.06%, 8/1/2013	18,000,000	18,000,000
Total Time Deposits (Cost $113,500,000)		113,500,000

Municipal Bonds and Notes 5.6%
St. Joseph County, IN:
0.16%, 8/20/2013	26,505,000	26,502,762
0.18%, 9/16/2013	35,011,000	35,002,948
Texas, JPMorgan Chase Putters/Drivers Trust, Various States, Series 4264, 144A, 0.06%***, 8/30/2013, LIQ: JPMorgan Chase Bank NA	25,000,000	25,000,000
Texas, State Transportation Revenue, 2.5%, 8/30/2013	10,000,000	10,018,067
Total Municipal Bonds and Notes (Cost $96,523,777)		96,523,777

Repurchase Agreements 15.5%
Barclays Capital, 0.07%, dated 7/31/2013, to be repurchased at $35,000,068 on 8/1/2013 (b)	35,000,000	35,000,000
Citigroup Global Markets, Inc., 0.06%, dated 7/31/2013, to be repurchased at $20,000,233 on 8/7/2013 (c)	20,000,000	20,000,000
JPMorgan Securities, Inc., 0.08%, dated 7/31/2013, to be repurchased at $9,000,020 on 8/1/2013 (d)	9,000,000	9,000,000
JPMorgan Securities, Inc., 0.4%, dated 3/18/2013, to be repurchased at $25,101,389 on 3/18/2014 (e)	25,000,000	25,000,000
Merrill Lynch & Co., Inc., 0.04%, dated 7/26/2013, to be repurchased at $70,000,544 on 8/2/2013 (f)	70,000,000	70,000,000
Merrill Lynch & Co., Inc., 0.06%, dated 7/31/2013, to be repurchased at $10,571,238 on 8/1/2013 (g)	10,571,220	10,571,220
Merrill Lynch & Co., Inc., 0.17%, dated 3/1/2013, to be repurchased at $20,017,567 on 9/3/2013 (h)	20,000,000	20,000,000
Morgan Stanley & Co., Inc., 0.08%, dated 7/31/2013, to be repurchased at $15,000,033 on 8/1/2013 (i)	15,000,000	15,000,000
The Toronto-Dominion Bank, 0.05%, dated 7/31/2013, to be repurchased at $50,000,486 on 8/7/2013 (j)	50,000,000	50,000,000
The Toronto-Dominion Bank, 0.12%, dated 7/31/2013, to be repurchased at $12,000,040 on 8/1/2013 (k)	12,000,000	12,000,000
Total Repurchase Agreements (Cost $266,571,220)		266,571,220

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,723,823,838)†	100.0	1,723,823,838
Other Assets and Liabilities, Net	0.0	(224,790)
Net Assets	100.0	1,723,599,048

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of July 31, 2013.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of July 31, 2013.

† The cost for federal income tax purposes was $1,723,823,838.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) Collateralized by $35,744,700 U.S. Treasury Bill, maturing on 7/31/2015 with a value of $35,700,019.

(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
3,451,724	Federal Home Loan Mortgage Corp.	1.291-5.5	11/15/2036- 3/15/2039	3,424,887
35,904,037	Federal Home Loan Mortgage Corp. — Interest Only	2.5-6.309	1/15/2028- 6/15/2042	4,889,829
877,566	Federal National Mortgage Association	2.522	11/25/2042	612,685
35,213,224	Federal National Mortgage Association — Interest Only	4.0-7.51	1/25/2031- 6/25/2043	6,448,647
6,678,589	Government National Mortgage Association	0.75-20.503	1/20/2038- 11/16/2045	2,761,833
25,841,173	Government National Mortgage Association — Interest Only	6.008-6.508	6/20/2035- 11/20/2042	2,695,663
56,927	Government National Mortgage Association — Principal Only	Zero Coupon	4/20/2040	46,947
Total Collateral Value				20,880,491

(d) Collateralized by $46,315,910 Federal National Mortgage Association — Interest Only, with the various coupon rates from 4.0-5.0%, with various maturity dates of 2/25/2040-6/25/2043 with a value of $9,180,059.

(e) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,000,000	Denali Capital CLO V Ltd.	2.165	9/8/2019	923,410
6,004,555	Irwin Whole Loan Home Equity Trust	0.66	12/25/2029	5,645,460
8,584,000	Master Asset Backed Securities Trust	0.79	5/25/2037	6,263,231
12,260,000	Santander Drive Auto Receivables Trust	4.38	3/15/2017	12,670,870
610,000	Soundview Home Loan Trust	7.0	2/25/2038	501,077
Total Collateral Value				26,004,048

(f) Collateralized by $65,714,200 U.S. Treasury Inflation-Indexed Note, 0.125%, maturing on 4/15/2016 with a value of $71,400,027.

(g) Collateralized by $11,025,600 U.S. Treasury Note, 0.75%, maturing on 3/31/2018 with a value of $10,782,695.

(h) Collateralized by $16,013,600 U.S. Treasury Bond, 5.25%, maturing on 2/15/2029 with a value of $20,400,023.

(i) Collateralized by $14,780,317 Federal National Mortgage Association, with the various coupon rates from 2.5-5.5%, with various maturity dates of 10/1/2023-7/1/2043 with a value of $15,300,000.

(j) Collateralized by $51,926,200 U.S. Treasury Note, 0.625%, maturing on 9/30/2017 with a value of $51,000,010.

(k) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
856,438	Canadian Imperial Bank of Commerce	0.9	9/19/2014	863,782
1,000,000	Cardinal Health, Inc.	1.7	3/15/2018	980,640
41,869	Coca-Cola Co.	3.625	3/15/2014	43,260
43,855	Deutsche Bank AG	3.45	3/30/2015	46,305
41,767	GE Capital Trust I	6.375	11/15/2067	44,454
24,368	General Electric Capital Corp.	0.475	5/11/2016	24,174
615,542	Hydro-Quebec	7.5	4/1/2016	734,526
636,236	Lorillard Tobacco Co.	8.125	6/23/2019	782,320
2,076,543	Macquarie Bank Ltd.	3.45	7/27/2015	2,126,902
6,065,053	Qwest Corp.	7.2	11/10/2026	6,189,326
2,616	Royal Bank of Canada	3.125	4/14/2015	2,749
600,000	Shell International Finance BV	4.0	3/21/2014	622,563
5,063	Verizon Communications, Inc.	6.25	4/1/2037	5,841
45,758	Westpac Banking Corp.	1.25	12/15/2017	44,742
Total Collateral Value				12,511,584

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIQ: Liquidity Facility

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of July 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (l)	$—	$1,457,252,618	$—	$1,457,252,618
Repurchase Agreements	—	266,571,220	—	266,571,220
Total	$—	$1,723,823,838	$—	$1,723,823,838

There have been no transfers between fair value measurement levels during the year ended July 31, 2013.

(l) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of July 31, 2013
Assets
Investments: Investments in securities, valued at amortized cost	$1,457,252,618
Repurchase agreements, valued at amortized cost	266,571,220
Total investments, valued at amortized cost	1,723,823,838
Receivable for Fund shares sold	2,144,742
Interest receivable	729,918
Due from Advisor	6,083
Other assets	46,605
Total assets	1,726,751,186
Liabilities
Payable for Fund shares redeemed	2,656,257
Distributions payable	2,692
Accrued management fee	80,852
Accrued Trustees' fees	10,338
Other accrued expenses and payables	401,999
Total liabilities	3,152,138
Net assets, at value	$1,723,599,048
Net Assets Consist of
Undistributed net investment income	20,577
Paid-in capital	1,723,578,471
Net assets, at value	$1,723,599,048

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2013 (continued)
Net Asset Value
DWS Cash Investment Trust Class A Net Asset Value, offering and redemption price per share ($210,928,864 ÷ 210,969,100 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Cash Investment Trust Class B Net Asset Value, offering and redemption price per share ($1,675,576 ÷ 1,675,895 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Cash Investment Trust Class C Net Asset Value, offering and redemption price per share ($30,085,430 ÷ 30,091,202 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Cash Investment Trust Class S Net Asset Value, offering and redemption price per share ($367,729,813 ÷ 367,799,896 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Money Market Fund Net Asset Value, offering and redemption price per share ($1,113,179,365 ÷ 1,113,391,487 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended July 31, 2013
Investment Income
Income: Interest	$4,892,886
Expenses: Management fee	3,812,150
Administration fee	1,836,357
Services to shareholders	2,872,490
Distribution and service fees	866,045
Custodian fee	54,927
Professional fees	95,951
Reports to shareholders	132,945
Registration fees	115,728
Trustees' fees and expenses	66,983
Other	60,890
Total expenses before expense reductions	9,914,466
Expense reductions	(5,192,006)
Total expenses after expense reductions	4,722,460
Net investment income	170,426
Net realized gain (loss) from investments	6,161
Net increase (decrease) in net assets resulting from operations	$176,587

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$170,426	$195,578
Net realized gain (loss)	6,161	17,555
Net increase (decrease) in net assets resulting from operations	176,587	213,133
Distributions to shareholders from: Net investment income: DWS Cash Investment Trust Class A	(22,031)	(24,468)
DWS Cash Investment Trust Class B	(192)	(418)
DWS Cash Investment Trust Class C	(2,681)	(3,275)
DWS Cash Investment Trust Class S	(33,680)	(37,759)
DWS Money Market Fund	(111,691)	(129,658)
Total distributions	(170,275)	(195,578)
Fund share transactions: Proceeds from shares sold	813,238,507	1,003,281,511
Reinvestment of distributions	169,139	194,626
Payments for shares redeemed	(1,040,778,573)	(1,194,540,292)
Net increase (decrease) in net assets from Fund share transactions	(227,370,927)	(191,064,155)
Increase (decrease) in net assets	(227,364,615)	(191,046,600)
Net assets at beginning of period	1,950,963,663	2,142,010,263
Net assets at end of period (including undistributed net investment income of $20,577 and $14,265, respectively)	$1,723,599,048	$1,950,963,663

The accompanying notes are an integral part of the financial statements.

Financial Highlights
DWS Cash Investment Trust Class A
	Years Ended July 31,
	2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.000	*	.000	*	.009
Net realized gain (loss)	.000	*	.000	*	.000	*	.000	*	.000 *
Total from investment operations	.000	*	.000	*	.000	*	.000	*	.009
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.009)
Net realized gains	—		—		—		(.000	)*	—
Total distributions	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.009)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)a	.01		.01		.02		.03		.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	211		237		230		223		218
Ratio of expenses before expense reductions (%)	.86		.83		.83		.86		.81
Ratio of expenses after expense reductions (%)	.26		.28		.32		.35		.77
Ratio of net investment income (%)	.01		.01		.01		.01		.96
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

DWS Cash Investment Trust Class B
	Years Ended July 31,
	2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.000	*	.000	*	.004
Net realized gain (loss)	.000	*	.000	*	.000	*	.000	*	.000 *
Total from investment operations	.000	*	.000	*	.000	*	.000	*	.004
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.004)
Net realized gains	—		—		—		(.000	)*	—
Total distributions	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.004)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)a	.01		.01		.02		.03		.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		3		6		11		23
Ratio of expenses before expense reductions (%)	1.60		1.56		1.58		1.68		1.56
Ratio of expenses after expense reductions (%)	.26		.28		.33		.37		1.28
Ratio of net investment income (%)	.01		.01		.01		.01		.45
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

DWS Cash Investment Trust Class C
	Years Ended July 31,
	2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.000	*	.000	*	.005
Net realized gain (loss)	.000	*	.000	*	.000	*	.000	*	.000 *
Total from investment operations	.000	*	.000	*	.000	*	.000	*	.005
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.005)
Net realized gains	—		—		—		(.000	)*	—
Total distributions	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.005)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)a	.01		.01		.02		.03		.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30		35		26		31		42
Ratio of expenses before expense reductions (%)	1.53		1.50		1.53		1.59		1.52
Ratio of expenses after expense reductions (%)	.26		.29		.32		.36		1.22
Ratio of net investment income (%)	.01		.01		.01		.01		.51
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

DWS Cash Investment Trust Class S
	Years Ended July 31,
	2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.000	*	.000	*	.012
Net realized gain (loss)	.000	*	.000	*	.000	*	.000	**	.000 *
Total from investment operations	.000	*	.000	*	.000	*	.000	**	.012
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.012)
Net realized gains	—		—		—		(.000	)*	—
Total distributions	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.012)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	.01	a	.01	a	.02	a	.03	a	1.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	368		392		430		464		541
Ratio of expenses before expense reductions (%)	.53		.52		.51		.52		.49
Ratio of expenses after expense reductions (%)	.26		.28		.32		.36		.49
Ratio of net investment income (%)	.01		.01		.01		.01		1.24
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

DWS Money Market Fund
	Years Ended July 31,
	2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.000	*	.000	*	.013
Net realized gain (loss)	.000	*	.000	*	.000	*	.000	*	.000 *
Total from investment operations	.000	*	.000	*	.000	*	.000	*	.013
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.013)
Net realized gains	—		—		—		(.000	)*	—
Total distributions	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.013)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	.01	a	.01	a	.02	a	.03	a	1.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,113		1,284		1,449		1,821		2,591
Ratio of expenses before expense reductions (%)	.46		.45		.45		.45		.44
Ratio of expenses after expense reductions (%)	.26		.28		.32		.36		.44
Ratio of net investment income (%)	.01		.01		.01		.01		1.29
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Money Market Prime Series (the "Fund") is a diversified series of DWS Money Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options: DWS Cash Investment Trust Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another DWS Investments Fund. DWS Cash Investment Trust Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. DWS Cash Investment Trust Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions. DWS Cash Investment Trust Class B shares automatically convert to DWS Cash Investment Trust Class A shares six years after issuance. DWS Cash Investment Trust Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. DWS Cash Investment Trust Class C shares do not automatically convert into another class. DWS Money Market Fund and DWS Cash Investment Trust Class S shares are not subject to initial or contingent deferred sales charges. DWS Cash Investment Trust Class S shares are only available to a limited group of investors.

Investment income, realized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

As of July 31, 2013, the Fund had investments in repurchase agreements with a gross value of $266,571,220. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At July 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$23,269

The tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended July 31,
	2013	2012
Distributions from ordinary income*	$170,275	$195,578

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $215 million of the Fund's average daily net assets	.400%
Next $335 million of such net assets	.275%
Next $250 million of such net assets	.200%
Next $800 million of such net assets	.150%
Next $800 million of such net assets	.140%
Next $800 million of such net assets	.130%
Over $3.2 billion of such net assets	.120%

For the period from August 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
DWS Cash Investment Trust Class A	.85%
DWS Cash Investment Trust Class B	1.60%
DWS Cash Investment Trust Class C	1.60%
DWS Cash Investment Trust Class S	.57%
DWS Money Market Fund	.57%

In addition, the Advisor has agreed to voluntarily waive additional expenses. This waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses on DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C, DWS Cash Investment Trust Class S and DWS Money Market Fund shares of the Fund.

For the year ended July 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $1,927,360, and the amount charged aggregated $1,884,790, which was equivalent to an annual effective rate of 0.10% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2013, the Administration Fee was $1,836,357, of which $147,568 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
DWS Cash Investment Trust Class A	$553,055	$553,055
DWS Cash Investment Trust Class B	4,594	4,594
DWS Cash Investment Trust Class C	40,143	40,143
DWS Cash Investment Trust Class S	618,174	618,174
DWS Money Market Fund	1,135,398	1,135,398
	$2,351,364	$2,351,364

In addition, for the year ended July 31, 2013, the Advisor reimbursed the Fund $47,237 of sub-recordkeeping expenses.

Distribution and Service Fees. Under the Fund's DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares. For the year ended July 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Waived
DWS Cash Investment Trust Class B	$17,858	$17,858
DWS Cash Investment Trust Class C	209,599	209,599
	$227,457	$227,457

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, and DWS Cash Investment Trust Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Annual Effective Rate
DWS Cash Investment Trust Class A	$562,776	$562,776	.00%
DWS Cash Investment Trust Class B	5,947	5,947	.00%
DWS Cash Investment Trust Class C	69,865	69,865	.00%
	$638,588	$638,588

Contingent Deferred Sales Charge. DIDI receives any contingent deferred sales charge ("CDSC") from DWS Cash Investment Trust Class B share redemptions occurring within six years of purchase and DWS Cash Investment Trust Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for DWS Cash Investment Trust Class B and 1% for DWS Cash Investment Trust Class C, of the value of the shares redeemed. For the year ended July 31, 2013, the CDSC for DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares aggregated $5,686 and $2,243, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of DWS Cash Investment Trust Class A shares. For the year ended July 31, 2013, DIDI received $1,418 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,685, of which $5,201 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at July 31, 2013.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
DWS Cash Investment Trust Class A	147,735,671	$147,735,671	188,623,888	$188,623,888
DWS Cash Investment Trust Class B	343,703	343,703	1,078,298	1,078,298
DWS Cash Investment Trust Class C	38,087,028	38,087,028	37,325,524	37,325,524
DWS Cash Investment Trust Class S	146,368,458	146,368,458	179,586,638	179,586,638
DWS Money Market Fund	480,703,647	480,703,647	596,667,163	596,667,163
		$813,238,507		$1,003,281,511
Shares issued to shareholders in reinvestment of distributions
DWS Cash Investment Trust Class A	21,935	$21,935	25,133	$25,133
DWS Cash Investment Trust Class B	192	192	415	415
DWS Cash Investment Trust Class C	2,509	2,509	3,172	3,172
DWS Cash Investment Trust Class S	33,474	33,474	37,454	37,454
DWS Money Market Fund	111,029	111,029	128,452	128,452
		$169,139		$194,626
Shares redeemed
DWS Cash Investment Trust Class A	(174,038,128)	$(174,038,128)	(181,666,912)	$(181,666,912)
DWS Cash Investment Trust Class B	(1,946,423)	(1,946,423)	(4,153,539)	(4,153,539)
DWS Cash Investment Trust Class C	(43,164,392)	(43,164,392)	(28,413,102)	(28,413,102)
DWS Cash Investment Trust Class S	(170,353,899)	(170,353,899)	(217,676,768)	(217,676,768)
DWS Money Market Fund	(651,275,731)	(651,275,731)	(762,629,971)	(762,629,971)
		$(1,040,778,573)		$(1,194,540,292)
Net increase (decrease)
DWS Cash Investment Trust Class A	(26,280,522)	$(26,280,522)	6,982,109	$6,982,109
DWS Cash Investment Trust Class B	(1,602,528)	(1,602,528)	(3,074,826)	(3,074,826)
DWS Cash Investment Trust Class C	(5,074,855)	(5,074,855)	8,915,594	8,915,594
DWS Cash Investment Trust Class S	(23,951,967)	(23,951,967)	(38,052,676)	(38,052,676)
DWS Money Market Fund	(170,461,055)	(170,461,055)	(165,834,356)	(165,834,356)
		$(227,370,927)		$(191,064,155)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Money Funds and Shareholders of DWS Money Market Prime Series:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Money Market Prime Series (a series of DWS Money Funds) (the "Fund"), as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Money Market Prime Series at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 19, 2013

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2013 to July 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for these shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2013 (Unaudited)
Actual Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/13	$1,000.05	$1,000.05	$1,000.05	$1,000.05	$1,000.05
Expenses Paid per $1,000*	$1.09	$1.09	$1.09	$1.09	$1.09
Hypothetical 5% Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/13	$1,023.70	$1,023.70	$1,023.70	$1,023.70	$1,023.70
Expenses Paid per $1,000*	$1.10	$1.10	$1.10	$1.10	$1.10

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
DWS Money Market Prime Series	.22%	.22%	.22%	.22%	.22%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 4% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Other Information

Money Market Fund Reform

In June 2013, the SEC proposed money market fund reform intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. The Financial Stability Oversight Council (FSOC), a board of U.S. regulators established by the Dodd-Frank Act, had also previously proposed similar recommendations for money market fund reform. If one or more of the SEC or FSOC proposals for money market fund reform were to be adopted in the future, such regulatory action may affect the fund's operations and/or return potential.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	102	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	102	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	102
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	102	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	102	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	105	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Nasdaq Symbol	CUSIP Number	Fund Number
DWS Money Market Fund	KMMXX	23339A 101	6
DWS Cash Investment Trust Class A	DOAXX	23339A 408	421
DWS Cash Investment Trust Class B	DOBXX	23339A 507	621
DWS Cash Investment Trust Class C	DOCXX	23339A 606	721
DWS Cash Investment Trust Class S	DOSXX	23339A 705	2021

Notes

Notes

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DMMF-2
(R-023514-3 9/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MONEY MARKET PRIME SERIES
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$66,939	$0	$7,059	$0
2012	$67,660	$0	$6,339	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$389,116	$0
2012	$0	$333,267	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$7,059	$389,116	$567,067	$963,242
2012	$6,339	$333,267	$598,855	$938,461

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2012 and 2013 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Money Market Prime Series, a series of DWS Money Funds

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	September 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	September 25, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 25, 2013